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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): NOVEMBER 14, 2000



                            BROADBASE SOFTWARE, INC.
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           (Exact name of the Registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



    000-26789                                                    77-0417081
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    (Commission                                                (IRS Employer
    File Number)                                             Identification No.)


 181 CONSTITUTION DRIVE, MENLO PARK, CA                              94025
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(Address of principal executive offices)                          (Zip Code)


                                 (650) 614-8300
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                       (The Registrant's telephone number)


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          (Former name or former address, if changed since last report)



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ITEM 5: OTHER EVENTS.


        On November 14, 2000, Broadbase Software, Inc. retained McKenzie Partners, Inc. to solicit proxies in anticipation of the special meeting of Broadbase stockholders scheduled for December 14, 2000. Broadbase has agreed to pay McKenzie Partners a fee of $6,500, plus any out-of-pocket expenses, for its services.


        On November 16, 2000, Broadbase issued a press release regarding the expected timing of its proposed acquisition of Servicesoft, Inc., and revenue and earnings expectations for the combined company. This press release is attached as Exhibit 99.1 to this report, and is hereby incorporated into this report by reference.



ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.


        (c) Exhibits.


            99.1 Press release issued by Broadbase on November 16, 2000.



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                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: November 17, 2000                       BROADBASE SOFTWARE, INC.





                                              By: /s/ ERIC WILLGOHS
                                                  -----------------------------
                                                  Eric Willgohs
                                                  Vice President Legal and
                                                  General Counsel



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                             Exhibit Index


      99.1 Press release issued by Broadbase on November 16, 2000.